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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
American Mutual Holding Company


We consent to the use of our reports included herein and to the references to our firm under the headings "Experts" and "Selected Consolidated Financial Data of AMHC" in the Registration Statement.

                                                    /s/ KPMG LLP

Des Moines, Iowa
May 11, 2000